SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement                        [  ]  Confidential, For Use of the  Commission Only
                                                               (as permitted by Rule 14a-6(e)(2))
[X ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting  Material  Pursuant to Rule  14a-11(c)
      or Rule 14a-12


                 MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
      (2)      Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
      (4)      Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
      (5)      Total fee paid:

               ----------------------------------------------------------------

[  ]  Fee paid previously with preliminary materials.

               ----------------------------------------------------------------

[  ]  Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)      Amount previously paid:

               ----------------------------------------------------------------
      (2)      Form, Schedule or Registration Statement no.:

               ----------------------------------------------------------------
      (3)      Filing Party:

               ----------------------------------------------------------------
      (4)      Date Filed:

               ----------------------------------------------------------------

                 MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED


Dear Shareholders:

         You are cordially invited to attend the Annual Meeting of Shareholders of Mid-Atlantic Community BankGroup, Incorporated (the "Company"), which will be held on April 22, 1997 at 7:00 p.m. at the Abingdon Ruritan Club on Guinea Road, Bena, Virginia.

         At the Annual Meeting, fourteen directors will be elected for a one year term. The formal Notice, Proxy and Proxy Statement containing information about matters to be acted upon are enclosed. Also enclosed is management's Annual Report to Shareholders, which will be reviewed at the Annual Meeting.

         Please complete, sign and return the enclosed Proxy as soon as possible. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded.

         The Board of Directors and management of the Company appreciate your continued support and look forward to seeing you at the Annual Meeting.

                                Sincerely yours,



                                WILLIAM J. FARINHOLT
                                President and
                                Chief Executive Officer

Gloucester, Virginia
March 24, 1997

                 MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED
                     7171 George Washington Memorial Highway
                              Gloucester, VA 23061

                                 (804-693-0628)

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 ---------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mid-Atlantic Community BankGroup, Incorporated (the "Company") will be held at the Abingdon Ruritan Club on Guinea Road, Bena, Virginia on April 22, 1997 at 7:00 p.m. for the following purposes:

         1.       To elect 14 directors for a term of one year each;

         2. To ratify the appointment by the Board of Directors of the firm of Smith & Eggleston, P.C. as the Company's independent auditors for the year ending December 31, 1997; and

         3. To transact such other business as may properly come before the meeting. Management is not aware of any other business, other than procedural matters incident to the conduct of the Annual Meeting.

         The Board of Directors of the Company has fixed the close of business on March 14, 1997 as the record date for determining the shareholders of the Company entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.



                                By Order of the Board of Directors,


                                Kathleen C. Healy
                                Vice President and Secretary

Gloucester, Virginia
March 24, 1997

-------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THIS MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
-------------------------------------------------------------------------------

        PROXY STATEMENT OF MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED

                                  INTRODUCTION

         This Proxy Statement is furnished to holders of Common Stock, par value $5.00 per share, of the Company ("Company Common Stock"), in connection with the solicitation of proxies by the Board of Directors (the "Board") of the Company to be used at the Annual Meeting of Shareholders to be held at the Abingdon Ruritan Club on Guinea Road, Bena, Virginia on April 22, 1997 at 7:00 p.m. and at any adjournment thereof (the "Annual Meeting"). The Annual Meeting is the initial annual meeting of the shareholders of the Company, which is the holding company for and the successor to Peninsula Trust Bank, Incorporated (the "Bank"), effective August 15, 1996.

         At the Annual Meeting, 14 directors will be elected for a term of one year each. Shareholders also will be asked to ratify the appointment of Smith & Eggleston, P.C. as independent auditors for the year ending December 31, 1997.

         The principal offices of the Company are at 7171 George Washington Memorial Highway, Gloucester, Virginia 23061, telephone: (804) 693-0628.

         The Board of Directors has fixed the close of business on March 14, 1997 as the record date (the "Record Date") for the determination of the holders of Company Common Stock entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 944,333 shares of Company Common Stock issued and outstanding and 903 record holders. Each share of Company Common Stock is entitled to one vote at the Annual Meeting. The Company had no other class of equity securities outstanding at the Record Date.

         In the election of directors, those receiving the greatest number of votes will be elected even if they do not receive a majority. Abstentions and broker non-votes will not be considered a vote for, or a vote against, a director.

         As of the Record Date, directors and executive officers of the Company and their affiliated persons and entities as a group, owned of record and beneficially a total of 165,548 shares of Company Common Stock, or approximately 18% of the shares of Company Common Stock outstanding on such date. Directors and executive officers of the Company have indicated an intention to vote their shares of Company Common Stock FOR the nominees identified herein.

         Abstentions will be counted for purposes of determining the existence of a quorum. A quorum for the Annual Meeting will exist if holders of a majority of the shares of Company Common Stock are present in person or represented by proxy.

         A broker who holds shares in street name has the authority to vote on certain items when he has not received instructions from the beneficial owner. Except for certain items for which brokers are prohibited from exercising their discretion, a broker is entitled to vote on matters put to shareholders without instructions from the beneficial owner. Where brokers do not have or do not exercise such discretion, the inability or failure to vote is referred to as a broker non-vote. Under the circumstances where the broker is not permitted to or does not exercise its discretion, assuming proper disclosure to the Company of such failure to vote, broker non-votes will be counted for purposes of determining the existence of a quorum.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained thereon. If no contrary instructions are given, each proxy received will be voted "for" the proposals described herein. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing written notice thereof with the Secretary of the Company (Kathleen C. Healy, Secretary, P. O. Box 416, 14833 George Washington Memorial Highway, Glenns, Virginia 23149); (ii) submitting a duly executed proxy bearing a later date; or (iii) appearing at the Annual Meeting or at any adjournment thereof and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

         The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company and its subsidiaries may solicit proxies in person or by telephone. The approximate date on which this Proxy Statement and the proxy are being mailed to the Company's shareholders is March 24, 1997.


                              ELECTION OF DIRECTORS

Election of Directors; The Nominees

         The Board of Directors of the Company currently is comprised of 14 members, all of whom are nominees for re-election. The following table sets forth for each Director, name and age, principal occupation, year of first election to the Board of Directors of the Company or previously to the Board of Directors of the Bank and beneficial ownership of Company Common Stock as of January 31, 1997.

                                                                                                       Shares
                                                                                                     Beneficially
                                                                                                     Owned (1 & 2)
                                                                                                     -------------
                                  Principal Occupation                         Director
Name (age)                        & Position with Company                       Since                No.         %
----------                        -----------------------                       -----                ---        --
Charles F. Bristow                Farmer-Gloucester                              1988              4,500        .48
(74)                              Director

John R. Curtis                    Banking Consultant, Retired Regional           1989              2,800        .30
(65)                              Director of FDIC-Richmond
                                  Director

Charles F. Dawson                 Partner, Bay Design Group P.C.-Saluda          1988              5,095        .54
(55)                              Director

W. J. Farinholt                   President and CEO, Mid-Atlantic                1988             36,246       3.77
(50)                              Community BankGroup, Incorporated
                                  Director

William D. Fary                   Owner, Bill Fary Ford-Gloucester               1988             11,250       1.19
(67)                              Director

Robert D. Foster                  President, Tre-Suz-Ann                         1988             41,843       4.42
(54)                              Development/Foster Management; VP,
                                  Foster Realty-Gloucester
                                  Director

Harry M. Healy                    Retired President, Bailey                      1988             14,300       1.51
(63)                              Amusements-Gloucester
                                  Director

Jeanne P. Hockaday                President, Coldwell Banker                     1990              4,200        .44
(49)                              Virginia Country Realty-Gloucester
                                  Director

                                      -3-

Joseph A. Lombard, Jr., DDS       Owner/Dentist, Lombard, Luckam &               1988             20,662       2.18
(50)                              Smith-Gloucester
                                  Chairman of the Board

George A. Marston, Jr.            Retired Owner, Oakland Farm- Norge             1992             13,500       1.43
(75)                              Director

Hersey M. Mason, Jr.              Owner, Mason Realty-Middlesex Co.              1990             32,074       3.39
(67)                              Director

Henry C. Rowe, MD                 Medical Director, Riverside Hayes              1988              4,900        .52
(49)                              Medical Center-Gloucester
                                  Director

Kenneth E. Smith                  Executive Vice President,                      1988             19,430       2.02
(45)                              Mid-Atlantic Community BankGroup,
                                  Incorporated
                                  Director

Thomas Z. Wilke                   Agent, State Farm Insurance-Gloucester         1990              8,620        .91
(43)                              Point
                                  Director

All present executive officers                                                                   219,770      23.14
and directors as a group (15
persons)


---------------------------------------

(1)      The total shares reported  include sole voting shares,  shared voting shares,  sole investment  shares and shared  investment  shares.  Included in the totals are shared  voting and  investment  shares as follows:
         W. J. Farinholt,  1,866 shares;  W. D. Fary, 300 shares; R. D. Foster,  6,520 shares; J. P. Hockaday,  200 shares; J. A. Lombard, Jr., 2,354 shares; G. A. Marston, Jr., 6,750 shares; K. E. Smith, 75 shares.

(2)      Included in shares  beneficially  owned are shares that may be acquired  within 60 days upon the  exercise of stock  options held by  individuals  as follows:  C. F.  Bristow,  1,500  shares;  J. R. Curtis,  1,300 shares;  C. F. Dawson,  1,540 shares;  W. J. Farinholt,  17,000 shares;  W. D. Fary,  1,600 shares;  R. D.
         Foster,  2,500 shares; H. M. Healy,  2,300 shares; K. C. Healy, 200 shares; J. P. Hockaday,  1,500 shares;
         J. A. Lombard,  Jr., 2,362 shares;  H. M. Mason,  Jr., 1,500 shares;  H. C. Rowe, MD, 2,400 shares;  K. E.
         Smith, 17,000 shares; T.Z. Wilke, 1,520 shares.

         Unless authority is withheld in the proxy, each proxy executed and returned by a stockholder will be voted for the election of the 14 nominees listed above. Proxies distributed in conjunction herewith may not be voted for persons other than the nominees named thereon. If any person named as nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee or nominees recommended by the Board. At this time, the Board knows no reason why any of the nominees listed above may not be able to serve as a director if elected. The proxy also confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other matter that may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE NOMINEES BE ELECTED AS DIRECTORS.

Security Ownership of Certain Beneficial Owners

         No one is known to be the beneficial owner of more than five percent (5%) of the issued and outstanding Company Common Stock.

The Board of Directors

         The Board of Directors is responsible for the overall performance of the Company and for establishing Company policy. The Board establishes the compensation of all executive officers. Regular meetings of the Board are held each month. The Board held 16 meetings in 1996, including the organizational meeting in June and three special meetings. Each Director attended at least 75% of the total number of meetings of the Board and meetings of committees of which the director was a member in 1996.

Board Committees

         The Company's bylaws prescribe for one permanent standing committee, the Audit Committee, the principal responsibilities of which are described below.

         The Audit Committee meets on an on call basis as needed. The Committee met six times in 1996. Members of the committee include Thomas Z. Wilke, Chairman, Charles F. Bristow, Charles F. Dawson, Robert D. Foster, Jeanne P. Hockaday and Joseph A. Lombard, Jr., DDS. The Audit Committee recommends to the Board the appointment of a firm to serve as independent auditors, subject to ratification by the Board and the Shareholders at the Annual Meeting.

         The Company does not have a standing Nomination or Compensation Committee.

         The Chairman of the Board is an ex-officio member of all committees.

Executive Officers

         The Company currently has three Executive Officers:

         Chief Executive Officer. William J. Farinholt has served as President and Chief Executive Officer of the Company and the Bank since 1988. He has more than 25 years of banking experience. He was employed as a bank examiner with the Virginia Bureau of Financial Institutions from 1970 to 1972. He then served as an officer with the Bank of Middlesex, Urbanna, Virginia, from 1972 to 1974. He then served with Citizens and Farmers Bank, West Point, Virginia, from 1974 to 1988, where he was the Senior Vice President in charge of all lending and Secretary of the bank. He is experienced in lending, marketing, branch management and bank operations. He has held various officer positions, including chairman of the Northern Neck-Southside Bankers Association. He also has served on several committees as well as the Board of Directors of the Virginia Bankers Association. He has taught numerous banking classes at Rappahannock Community College. He has also been active in many civic and religious activities. Mr. Farinholt was born in Gloucester County and has a broad knowledge of the Company's general trade area.

         Chief Administrative Officer. Kenneth E. Smith has served as Executive Vice President, Chief Administrative and Chief Financial Officer of the Company and the Bank, with primary oversight of the Company's operations, since 1988. Mr. Smith has 23 years of banking experience. Prior to joining the Company, he served as Compliance Officer and Auditor with Citizens and Farmers Bank, West Point. Prior to that he spent 11 years as a commercial bank examiner with the Federal Reserve Bank of Richmond. He served for two years with The Colonial Bank of Providence Forge, Virginia. Before that he worked as an internal auditor with United Virginia Bank and as a teller with Second National Bank, Richmond, Virginia. He has experience in virtually all areas of the Company, including lending, liquidity management, bank regulations and financial analysis. He has attended various banking schools, is a graduate of the University of Richmond and has taught at Rappahannock Community College.

         Chief Accounting Officer. Kathleen C. Healy serves as Vice President, Chief Accounting Officer and Secretary of the Company. Ms. Healy works in conjunction with the Chief Administrative Officer having more specific oversight of the overall accounting area, including the accuracy of financial records and regulatory financial reporting. Prior to joining the Company, she served as office supervisor and insurance producer with an independent insurance agency. She has approximately seven years of banking experience. She has attended the Virginia Bankers School of Bank Management and she is a cum laude graduate of the School of Business Administration at the University of Richmond.

Family Relationships

         The husband of Kathleen C. Healy, Chief Accounting Officer, is the nephew of Harry M. Healy, a director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and any persons who own more than 10% of Company Common Stock, to file with the Securities and Exchange Commission ("SEC") reports of ownership and changes in ownership of Company Common Stock. Officers and directors are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. Based solely on review of the copies of such reports furnished to the Company or written representation that no other reports were required, the Company believes that, during fiscal year 1996, all filing requirements applicable to its officers and directors were complied with except that Joseph
A. Lombard, Jr., DDS, Director, inadvertently filed one late report on Form 5 in February 1997 covering the purchase of 125 shares of Common Stock by his son in September 1996.

Executive Officer Compensation

         The following table presents information concerning the annual and long-term compensation of Messrs. Farinholt and Smith. This table presents compensation for services rendered in all capacities to the Company in 1996, 1995 and 1994.

                           Summary Compensation Table

                                                     Annual Compensation                      Long-Term Compensation
                                                     -------------------                      ----------------------

                                                                        Other Annual        Securities       All Other
Name and                                                                   Compen-          Underlying        Compen-
Principal Position             Year    Salary ($)     Bonus ($)            sation           Options (#)     sation (b)($)
------------------             ----    ----------     ---------            ------           -----------     -------------
W. J. Farinholt                1996      100,651        25,650              (a)                 -               1,501
President/Chief                1995       86,699        19,464              (a)               10,000            1,777
Executive Officer              1994       81,682        17,901              (a)                 -                 -

Kenneth E. Smith               1996       88,675        22,410              (a)                 -               1,321
Executive Vice-                1995       75,966        17,000              (a)               10,000            1,555
President/Chief Financial      1994       71,087        15,635              (a)                 -                 -
Officer
-------------------

(a) The value of perquisites and other personal benefits did not exceed the lesser of $50,000 or 10% of total annual salary and bonus.
(b) "All Other Compensation" represents matching contributions by the Company in its 401(k) plan, which was established on March 1, 1995.

         There were no stock options granted to Messrs. Farinholt or Smith in 1996.

Option Exercises and Holdings

         The following table sets forth information with respect to exercised and unexercised options held by such officers as of December 31, 1996. No stock options were exercised by Mr. Farinholt or Mr. Smith in 1996.

                          Fiscal Year End Option Values

                                                Number of Securities                Value of Unexercised In-
                                               Underlying Unexercised                The-Money Options at
                                                    Options at                      December 31, 1996 ($)(1)
                                               December 31, 1996 (#)                ------------------------
                                               ---------------------

                                        Exercisable        Unexercisable       Exercisable        Unexercisable
                                        -----------        -------------       -----------        -------------
W. J. Farinholt                            13,250              3,750             155,000             33,750
Kenneth E. Smith                           13,250              3,750             155,000             33,750

-------------------
(1) The value of unexercised in-the-money options at fiscal year end was calculated by determining the difference between (i) the fair market value of the Company Common Stock underlying the options at December 31, 1996 ($25.00 per share) and (ii) the exercise price of the options.

Employment Agreements

         Messrs. Farinholt and Smith entered into employment agreements with the Company effective as of November 29, 1988. The Agreements are general in nature and have few conditions relative to current or ongoing employment conditions. However, these agreements provide that in the event the Company, acting through either its shareholders or its Directors, sells or disposes of the controlling interest in the Company to a conglomerate or "bank holding company" (as such term is defined in Article I of Title 6.1 of the Code of Virginia, as amended), with the result that the Company is either 50% or more owned or controlled by such entity (provided that the respective bank officer, at the time of such transaction, is employed at either his current position or an equal or higher ranking position of the Company) each such officer shall be entitled to receive from the Company $150,000. Restrictive covenants contained in each agreement require that such payment shall be paid in addition to any and all normal compensation payable at the time of such transaction, but also shall be dependent upon the sale price of the Company being equal to at least 1.75 times the then current "book value" of the Company Common Stock as determined by the independent accounting firm being utilized by the Company at the time of such sale of the Company. As incentive for the Company's officers to remain in the employ of the Company and as protection for the Company from the Company's officers' leaving the Company's employ, absent a sale of the Company as defined above, each agreement provides that if the officer voluntarily leaves the employ of the Company without there being any such sale of the Company, he may not become employed with or work in any office of any financial institution (bank, savings bank, savings and loan association or credit union) that is located in Gloucester, Mathews, or Middlesex counties.

Directors Compensation

         Each Director was paid a fee of $300 for each Board meeting attended and $150 for each Board Committee meeting attended in 1996. The total expense to the Company for directors fees in 1996 was $83,050.

Interest of Management in Certain Transactions

         The Company's officers, directors and other corporations, business organizations and persons with which certain of the Company's officers and directors are associated customarily have banking transactions with the Company. During 1996 loans to related parties amounted to $1,016,746. New loans made to related parties during this same period totaled $917,976, with repayments of $327,303. All such transactions have been made in the ordinary course of business on substantially the same terms, including interest rates and security for loans, as those prevailing at the time for comparable transactions with others and have not involved more than the normal risk of collectibility or presented other unfavorable features.


                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board has appointed Smith & Eggleston, P.C. independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1997 and further directed that the selection of the auditors be submitted for ratification by the shareholders at the Annual Meeting. Smith & Eggleston, P.C. has acted as the Company's independent accountant since 1990.

         Representatives from Smith & Eggleston, P.C. are expected to be present at the Annual Meeting, will have the opportunity to make a statement, if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SMITH & EGGLESTON, P.C. AS INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 1997.


                              SHAREHOLDER PROPOSALS

          Any proposal which a shareholder wishes to have presented at the next annual meeting of shareholders, to be held in April, 1998, must be received by the Company no later than November 20, 1997. If such proposal complies with all of the requirements of Rule 14a-8 of the Exchange Act, it will be included in the Proxy Statement and set forth in the form of proxy issued for the next annual meeting of shareholders. It is urged that any such proposals be sent by certified mail, return receipt requested.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

         A copy of the Company's Annual Report to Shareholders for the year ended December 31, 1996 accompanies this Proxy Statement/Prospectus. Additional copies may be obtained by written request to the Secretary of the Company at the address indicated below. Such Annual Report is not part of the proxy solicitation materials.

         UPON RECEIPT OF A WRITTEN REQUEST OF ANY PERSON WHO, ON THE RECORD DATE, WAS RECORD OWNER OF COMPANY COMMON STOCK OR WHO REPRESENTS IN GOOD FAITH THAT HE OR SHE WAS ON SUCH DATE THE BENEFICIAL OWNER OF SUCH STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS, THE COMPANY WILL FURNISH TO SUCH PERSON, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND ITS QUARTERLY REPORTS ON FORM 10-QSB AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SEC UNDER THE EXCHANGE ACT. ANY SUCH REQUEST SHOULD BE MADE IN WRITING TO KATHLEEN C. HEALY, SECRETARY, MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED, PO BOX 416, 14833 GEORGE WASHINGTON MEMORIAL HIGHWAY, GLENNS, VIRGINIA 23149. THE FORM 10-KSB AND QUARTERLY REPORTS ON FORM 10-QSB ARE NOT PART OF THE PROXY SOLICITATION MATERIALS.

                                  OTHER MATTERS

         The Board of Directors of the Company is not aware of any other matters that may come before the Annual Meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the Annual Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                 April 22, 1997


         The undersigned hereby appoints Joseph A. Lombard, Jr., DDS, W. J. Farinholt and Thomas Z. Wilke, and any one of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution in each, to vote in the name and place of the undersigned, with all the powers which the undersigned would possess if personally present, all of the Common Stock of MID-ATLANTIC COMMUNITY BANKGROUP, INCORPORATED held of record by the undersigned on March 14, 1997 at the Annual Meeting of Shareholders to be held at the Abingdon Ruritan Club, on Guinea Road, Bena, Virginia on April 22, 1997 at 7:00 P.M. and at any and all adjournments thereof, in acting upon the following matters:

1. Election of Charles F. Bristow, John R. Curtis, Charles F. Dawson, William J. Farinholt, William D. Fary, Robert D. Foster, Harry M. Healy, Jeanne P. Hockaday, Joseph A. Lombard, Jr., George A. Marston, Jr., Hersey M. Mason, Jr., Henry C. Rowe, Kenneth E. Smith and Thomas
         Z. Wilke for a  term of one year.

         [__] FOR all named nominees      [__]  WITHHOLD AUTHORITY
              (except as marked to the          to vote for all named nominees
               contrary)

         Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.


             -------------------------------------------------------


2. Ratification of the appointment of Smith & Eggleston, P.C. as independent auditors for 1997.


           [__]  FOR            [__]  AGAINST         [__]  ABSTAIN


     (Continued and to be signed and dated on the reverse side and returned promptly in the enclosed envelope)

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.



                    The undersigned hereby acknowledge(s) receipt of the Notice of Meeting and Proxy Statement dated March 24, 1997.

                    ---------------------------------------------
                                    Signature

                    ---------------------------------------------
                                    Date

                    ---------------------------------------------
                                    Signature

                    ---------------------------------------------
                                    Date

                    Please sign exactly as your name appears hereon. Joint owners should each sign personally, or if one signs, he should attach evidence of his authority. When signing as executor, administrator, corporate officer, attorney, agent, trustee or guardian, etc., please give full title as such. PLEASE SIGN, DATE AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.













Annual Shareholder Meeting Attendance RSVP:

[__] Yes, I/we will attend.

           ______ number attending

[__] No, I/we will not attend.